Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies

17. Commitments and Contingencies

(a) Operating Lease Agreement

The Group leases its offices under non-cancelable operating lease agreements. Certain of these arrangements contain free or escalating rent clauses. The Group recognizes rental expense under such arrangements on a straight-line basis over the lease term. Rental expenses amounting to RMB12,582, RMB15,969 and RMB36,445 during the years ended December 31, 2013, 2014 and 2015, respectively, were charged to the consolidated statements of comprehensive loss when incurred.

As of December 31, 2015, future minimum commitments under non-cancelable agreements were as follows:

Years Ending December 31,	RMB	US$ (Note 2(d))
2016	53,393	8,243
2017	46,051	7,109
2018	33,978	5,245
2019	26,795	4,136
2020	26,307	4,061
Thereafter	28,508	4,401
Total	215,032	33,195

(b) Capital Commitments

As of December 31, 2015, capital commitments relating to leasehold improvement and purchase of equipment were approximately RMB192.

(c) Contingencies

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Group's financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group's view of these matters may change in the future. If an unfavorable outcome were to occur, there exists the possibility of a material adverse impact on the Group's financial position and results of operations for the periods in which the unfavorable outcome occurs.